Exhibit 99.1

AmedisysTM Home Health Care

Amedisys, Inc.

NASDAQ: AMED

November 2004

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Forward Looking Statements

Investment Highlights

Large, growing, and fragmented industry

Focus on Medicare home nursing

Strong internal growth

Demonstrated ability to identify and integrate acquisitions

Proven operating model

Experienced management team

Management Team

William F. Borne, Chairman and Chief Executive Officer

CEO since founding the Company in 1982

Registered nurse, extensive hospital administrative and clinical experience

Larry R. Graham, President and Chief Operating Officer

Joined Amedisys in 1996; COO since 1999; President in 2004

General Health Systems; Arthur Andersen

Gregory H. Browne, Chief Financial Officer

Joined Amedisys as CFO in 2002

CEO for PeopleWorks, Ramsay Health Care, Ramsay-HMO

Corporate Overview

Leading provider of home nursing to Medicare beneficiaries

Medicare accounts for > 90.0% of revenue

106 locations in the southern United States

Services include:

Skilled nursing

Physical, occupational, and speech therapy

Specialized disease management programs

Largest home nursing provider in the southern United States

104 home nursing locations

2 hospice locations

Our Locations

6

6

13

17

16

29

5

1

9

1

1

2

As of November 15, 2004

Our Strategy

Focus on Medicare-eligible patients

Prioritize internal growth

Develop and deploy specialized nursing programs

Leverage cost-efficient operating structure

Grow through strategic acquisitions

Home health care is a $45 billion industry

Home nursing is the largest segment in the home health industry

Medicare spending for home nursing totaled $11.4 billion in 2002

Home Health Care Spending

Home Health Industry Expenditures ($ billions)

Medicare Home Nursing

$11.4

Home Nursing

(Commercial,

Medicaid &

Other)

$17.3

Home Nursing

$33.2

Infusion

Therapy

$4.7

Durable Medical

Equipment

$2.9

Respiratory

Therapy

$4.5

Hospice $4.5

Home Nursing Market

Industry is highly fragmented

7,000 Medicare-certified nursing agencies

Most are single site or small regional providers:

Independently-owned agencies

Visiting nurse associations

Facility- and hospital-based agencies

Publicly-owned providers account for less than 5.0% of the home nursing market

Industry Growth Drivers

Trend from inpatient to home-based care:

Patient preference

Payor incentives

Technology advancements

Demographics – aging population

Increased prevalence of chronic and co-morbid conditions

Medicare Reimbursement Status

Medicare home nursing is an $11.4 billion market

Prospective Payment System (PPS):

Implemented in October 2000

Base payment for 60-day episode of care

Currently $2,213 per episode

Adjusted for patient acuity and market factors

Reviewed and updated annually

Encourages efficient delivery of care

Medicare Reimbursement Outlook

Expect 1.95% average price increase in CY2005

5.0% rural add-on expires March 31, 2005

Other considerations:

Annual changes to base episode rate

Case mix weighting

MSA-based wage index

Therapy threshold

Internal Growth

Overall industry growth

Expanded and more effective sales force

Comprehensive range of clinical programs

Enhanced referral source education efforts

Increased focus on start-ups

Strong recent internal growth in Medicare admissions

Approximately 28% year-to-date

Internal growth being driven by:

Acquisition Strategy

Disciplined approach

Acquisition criteria:

Defined pricing objectives

Targeted geographic profile

Compatible payor mix

Consistent clinical metrics

Expandable referral base

Opportunities for internal growth

Target hospital-based and multi-site agencies

Six acquisitions over the past twelve months

Recent Acquisitions

Date

Prior Ownership

Locations

Location

June 2004

River Region (Triad)

1

Mississippi

March/May 2004

Tenet Healthcare

12*

Southern States

April 2004

Hillcrest Medical Center

1

Oklahoma November 2003 St. Lukes Episcopal 1

Texas August 2003 Metro Home Health 6

Louisiana July 2003 Crawford Memorial (HMA) 1

Arkansas October 2002 South Georgia Medical Center 1

Georgia August 2002 Baylor All Saints Home Care 1

Texas April 2002 Christus Spohn Home Health 1

Texas June 2001 Tenet Healthcare 1

South Carolina April 2001 Seton Home Health Services 7

Alabama *Includes two hospice locations September 2004 Freedom Home Health

Winyah Home Health 3

1

Georgia Virginia October 2004

Tenet Acquisition

Acquired ten home health agencies and two hospice operations

Paid approximately $19.1 million in cash

$26.7 million in annualized revenue

Operate in Southern states

Alabama

Florida

Expect agencies to be accretive to EPS

CY2004 — $0.05 to $0.07 per share

Georgia

Louisiana

Mississippi

Tennessee

Texas

Investments in Technology

Realizing strategic advantages from investment in information technology

Standardized processes:

Scanning, uploading, and automated review of assessment forms

Automatic scheduling

Web-based HR and payroll system

Centralized management of clinical oversight and utilization:

Real time episode analysis

Daily / weekly review of quality indicators

Executive information system

Recent Financial Results

EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Six Months

YTD

CY2003

June 30, 2004 Q3 2004 2004 Net revenue

$142.5 $104.2 $58.5 $162.7

Year-over-year growth (1)

9.2% 64.6% 57.9% 64.6%

Gross margin

83.9 61.1 32.8 94.0

Percentage of revenue

58.9% 58.6% 56.1% 57.8%

Operating income 14.3 15.0 8.4 23.4

Percentage of revenue

10.1% 14.4% 14.4% 14.4%

EBITDA

17.5 16.9 9.6 26.5

Percentage of revenue

12.3% 16.2% 16.3% 16.3%

Fully-diluted EPS

$0.83 $0.72 $0.39 $1.12

Year-over-year growth (1)

40.7% 157.1% 77.8% 157.1%

$            millions, except per share data

(1) CY2003 growth based on adjusted CY2002 results that exclude nonrecurring and one-time charges

Net Revenue

Revenue of $162.7 million for the nine months ended September 30, 2004

62% year-over-year increase vs. first nine months of CY2003

Internal and external volume growth

Expanded sales force and market share gains

Deployment of specialty programs

Favorable pricing trends

Year-Over-Year Revenue

($ millions)

$0.0

$50.0

$100.0

$150.0

$200.0

2001

2002

2003

Nine Months

Quarterly Revenue ($ millions) $0.0 $15.0 $30.0 $45.0 $60.0 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004

EBITDA

EBITDA of $26.5 million for the nine months ended September 30, 2004

143% year-over-year increase vs. first nine months of CY2003

Increased operating leverage

Economies of scale

*Results exclude nonrecurring and one-time charges

EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Year-Over-Year EBITDA

($ millions)

$0.0

$10.0

$20.0

$30.0

2001*

2002*

2003

Nine Months

Quarterly EBITDA ($ millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004

Earnings Per Share

Fully-diluted EPS of $1.12 for the nine months ended September 30, 2004

117% year-over-year increase vs. first nine months of CY2003

Significantly improved capital structure

Improving cash from operations

Reduction of long-term debt

*Results exclude nonrecurring and one-time charges

Year-Over-Year EPS

$0.00

$0.25

$0.50

$0.75

$1.00

$1.25

2001*

2002*

2003

Nine Months

Quarterly EPS $0.00 $0.10 $0.20 $0.30 $0.40 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004

Balance Sheet

September 30 2004

Actual

Cash and cash equivalents

$93,181

Debt and capital lease obligations:

Long-term debt, including current portion

$5,528

Capital lease obligations, including current portion

836

Total debt and capital lease obligations

6.364

Stockholders’ equity:

Common stock

15

Additional paid-in capital

130,685

Treasury stock

(25)

Retained earnings

10,315

Total stockholders’ equity

140,990

Total capitalization

$146,728

$ millions

Investment Highlights

Large, growing, and fragmented industry

Focus on Medicare home nursing

Strong internal growth

Demonstrated ability to identify and integrate acquisitions

Proven operating model

Experienced management team

AmedisysTM Home Health Care